EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

==============================================================================
                                  TERM SHEET
==============================================================================
                            Countrywide Home Loans

==============================================================================
                          $ 250,000,000 (approximate)

==============================================================================
                                CWALT 2005-22T1
                      Mortgage Pass-Through Certificates

-------------------------------------------------------------------------------
                            Countrywide Home Loans
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer
==============================================================================

                           CITIGROUP [LOGO OMITTED]

                                April 13, 2005




The information herein has been provided solely by Citigr oup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the informatio n herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cauti oned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results a nd there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positi ons in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein . Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis wi th respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723 -6325.
===============================================================================

CWALT 2005-22T1


===========================================================================================
                                      Structure
===========================================================================================
     Class             Size ($)*                   Type         Class Type    Rating (TBD)
       A1            [216,000,000]               Floater          Senior          [AAA]
      A-2       [216,000,000] (Notional)     Inverse Floater      Senior          [AAA]
      A-3             [9,000,000]                 Fixed           Senior          [AAA]
      A-4             [25,000,000]                Fixed           Senior          [AAA]
       XS       [264,550,000] (Notional)            IO              IO            [AAA]
===========================================================================================
*The sizes of the Certificates are subject to change based on the final pool as of the Settlement Date and additional rating agency analysis.



===============================================================================
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          2

CWALT 2005-22T1


==============================================================================
                         Citigroup Global Markets Inc.
==============================================================================
Name:                   Telephone:                     E-Mail:
------------------------------------------------------------------------------
James De Mare           (212) 723-6325       james.p.demare@citigroup.com
Managing Director
Bill Anast              (212) 723-6313       william.anast@citigroup.com
Vice President
Matt Cherwin            (212) 723-6217       matthew.cherwin@citigroup.com
Director
Chetan Vohra            (212) 723-6313       chetan.vohra@citigroup.com
Associate
Pete Steinmetz          (212) 723-6391       peter.d.steinmetz@citigroup.com
Director
Pavithra Jayaraman      (212) 723-6386       pavithra.jayaramen@citigroup.com
Associate
Jon Riber               (212) 723-9937       jonathan.riber@citigroup.com
Associate
Mitch Garrett           (212) 723-6932       Mitchell.garrett@citigroup.com
Analyst
==============================================================================


===============================================================================
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          3

CWALT 2005-22T1


===============================================================================
                             Transaction Overview
===============================================================================
The Collateral:                 Comprised of 30 year and 15 years fixed rate
                                Alt-A mortgage loans (the "Mortgage Loans").

Cut-Off Date:                   April 1, 2005

Closing Date:                   April 28, 2005

First Distribution Date:        May 25, 2005

Seller:                         Countrywide Home Loans

Master Servicer:                Countrywide Home Loans Servicing LP

Lead & Sole Underwriter:        Citigroup Global Markets Inc.

Structure:                      Senior/Subordinate

Offere Certificates:            The Class A-1, A-2, A-3, A-4 (the "Class A
                                Certificates") and Class XS Certificates.

Non-Offered Certificates:       The Class B-1, B-2, B-3, B-4, B-5 and B-6
                                Certificates (referred to as the "Subordinate
                                Certificates").

Interest Payments:              The Class A Certificates will bear interest at
                                a variable rate (the "Pass-Through Rate") as described below.

Pass Through Rate:              The Pass Through Rate on the Class A-1
                                Certificates is equal to the lesser of (i)
                                5.50% and (ii) 1 month LIBOR + 0.50% per
                                Interest Payments: annum. The Pass Through
                                Rate on the Class A -2 Certificates is equal to the greater of (i) 0.00% and (ii) the excess, if any, of (a) 5.00% over (b) the one-month LIBOR plus 0.50% per annum. The Pass
                                Through Rate on all the other certificates is equal to the lesser of (i) 5.50% and (ii) the weighted average of the net mortgage rates of the mortgage loans.

Credit Enhancement:             Credit Enhancement for the Certificates will
                                be provided by a senior/subordinate shifting interest structure with the Subordinate
                                Certificates providing credit enhancement for the Senior Certificates.

===============================================================================


===============================================================================
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          4

CWALT 2005-22T1


===============================================================================
                             Transaction Overview
===============================================================================

Subordination:       Class            Ratings(TBD)  Credit Enhancement Levels
                     -----            -----------   -------------------------
               Senior Certificates        AAA           5.50% (+/- 50 bps)


Payment Priority:           Distributions on the Certificates will be made on
                            the 25 thday of each month (or next business day).

                            Available Funds:
                            The payments to the Certificates, to the extent of available funds from the Mortgage Loans, will be made according to the following priority:

                               1. Payment of interest, concurrently, to the holders of the Class XS Certificates and the Class A Certificates from available funds in an amount equal to their respective Pass-Through Rates;

                               2. Payment of principal, concurrently, to the holders of the Class A-1 and Class A-4 Certificates* on a pro -ratabasis and then to the Class A-3 Certificates sequentially, their allocable share of principal; and

                               3.  Payment of interest and principal
                                   sequentially to the Subordinate
                                   Certificates in order of their numerical class designations, beginning first with the Class B-1 Certificates and then to the other classes of Subordinate Certificates, so each Subordinate Certificate shall receive, subject to available funds:

                                        (a)   the pass-through rate for that
                                              class of certificates; and
                                        (b)   such class's allocable share of
                                              principal

                            *The Class A-4 Certificates will be locked out of any principal payments for the first five years from the close of the transaction. The principal percentage for the Class A -4 Certificates is given below:

                        May 2005 - April 2010        0% of their pro ratashare
                        May 2010 - April 2011       30% of their pro ratashare
                        May 2011 - April 2012       40% of their pro ratashare
                        May 2012 - April 2013       60% of their pro ratashare
                        May 2013 - April 2014       80% of their pro ratashare
                        May 2014 - and after       100% of their pro ratashare


Allocation of Losses:       Realized Losses on the mortgage loans in each loan
                            group will be allocated, to the Subordinate
                            Certificates in order of their reverse numerical
                            class designatio ns until the certificate
                            principal balance of each such Certificate has
                            been reduced to zero. Thereafter Realized Losses
                            on the mortgage loans in each loan group will be
                            allocated to the related class of Class A
                            Certificates.
===============================================================================



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          5

CWALT 2005-22T1

===============================================================================
                             Transaction Overview
===============================================================================

   Shifting Interest:       The Senior Certificates will be entitled to
                            receive 100% of the prepayments on the Mortgage
                            Loans until April 2010. After such time and provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate
                            Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate
                            Certificates are as follows:

                        May 2005 - April 2010       0% of their pro ratashare
                        May 2010 - April 2011      30% of their pro ratashare
                        May 2011 - April 2012       40% of their pro ratashare
                        May 2012 - April 2013       60% of their pro ratashare
                        May 2013 - April 2014       80% of their pro ratashare
                        May 2014 - and after       100% of their pro ratashare

                            In addition, if (i) the Subordinate Certificate percentage increases to more than twice the Subordinate Certificate percentage as of the Cut -Off Date, (ii) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Cert ificates does not exceed 50% and
                            (iii) (a) prior to 3 years, cumulative realized losses on the Mortgage Loans do not exceed 20% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the Mortgage Loans or (b) after 3 years, cumulative realized losses on the Mortgage Loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the Mortgage Loans.

   Cap Agreement:           As the Mortgage Loans are all fixed rate loans and
                            the Class A-1 and Class A-2 Certificates have a variable interest rate based on 1 Month LIBOR, the Clas s A-1 and Class A-2 Certificates are subject to interest rate risk. The Class A-1 and Class A-2
                            Certificates will benefit from a cap agreement
                            (the "Cap Agreement") for the first 82 periods to partially mitigate the interest rate risk that could result fro m the difference between the interest rates on the Class A-1 and A-2
                            Certificates and the weighted average coupon of the Mortgage Loans. The cap notional amount is based on the size of the Class A -1 Certificate and amortized at an initial prepayment speed of 8%
                            CPR going to 24% CPR in month 12 (100% PPC). The strike rate (the "Strike) pursuant to the Cap
                            Agreement is [5.00%] and the ceiling (the
                            "Ceiling") is [8.5%] for all periods.

   Call Provision:          At its option, the Seller (or an affiliate of the
                            Seller) may purchase all of the Mortgage Loans
                            (and properties acquired on behalf of the trust)
                            when the Mortgage Loans remaining in the trust as
                            of the last day of the related collection period,
                            have been reduced to less than 10% of the principal
                            balance of the Mortgage Loans as of the Cut-Off
                            Date. The Certificates will be redeemed at par
                            plus accrued interest.
   =============================================================================



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          6

CWALT 2005-22T1


==============================================================================
                             Transaction Overview
==============================================================================
Distribution Date:          Distribution of principal and interest on the
                            certificates will be made on the 25 thday of each month or, if such day is not a business day, on the first business day thereafter commencing in May 2005.

P&I Advances:               The Master Servicer is required to advance
                            delinquent payments of principal and interest on the Mortgage Loans to the extent such amounts are deemed recoverable. The Master Servicer will be required to advance to the extent that the underlying servicer fails in its obligation. The
                            Master Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:      The Master Servicer will be obligated to pay an
                            amount equal to the lesser of (i) the aggregate
                            Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a) 1/12 thof 0.125% and (b) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (y) the available master servicing compensation for such Distribution Date.

Underwriting Standards:     The Mortgage Loans were underwritten to the
                            guidelines of the originator as more fully described in the prospectus supplement.

Legal Structure:            Designated portions of the trust will be
                            established as one or more REMICs for federal income tax purposes.

SMMEA Considerations:       The Class A Certificates are expected to
                            constitute "mo rtgage related securities" for purposes of the Secondary Mortgage Market
                            Enhancement Act of 1984 (SMMEA).

ERISA Considerations:       The Class A Certificates are expected to be ERISA
                            eligible as of the Closing Date. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:       The Class A Certificates will be issued in
                            book-entry form through DTC.

Minimum Denominations:      The Class A Certificates will be issued with a
                            minimum denomination of $25,000, with incremental denominations of $1,000.

                            If necessary, in order to aggregate the initial principal balance of a class, one certificate of such clas s will be issued in an incremental denomination of less than shown above.
==============================================================================



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          7

CWALT 2005-22T1



============================================================================
                                CWALT 2005-22T1
============================================================================
                                MORTGAGE LOANS
============================================================================
                               FIXED RATE LOANS
============================================================================
                            AGGREGATE POOL PROFILE
============================================================================
                                                            Tolerance

MORTGAGE LOAN CUTOFF DATE              1-Apr-05
COUPON (net/gross)                   5.940%/6.140%         (+/- 10 bps)
WEIGHTED AVERAGE SERVICE FEE           20.0 bps
INTEREST ONLY PERCENT                      5%
WALTV                                     71%             (Maximum + 5%)
CALIFORNIA PERCENT                        50%
AVERAGE LOAN BALANCE                   $560,000         (Maximum + $25,000)
CASH OUT REFINANCE PERCENT                40%             (Maximum + 5%)
OWNER OCCUPIED                            90%             (Minimum - 5%)
SINGLE FAMILY DETACHED PERCENT            88%             (Minimum - 5%)
WA FICO                                   698             (Minimum - 5)
============================================================================


This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          8

==============================================================================
                                  TERM SHEET
==============================================================================
                            Countrywide Home Loans

==============================================================================
                          $ 250,000,000 (approximate)

==============================================================================
                                CWALT 2005-22T1
                      Mortgage Pass-Through Certificates

-------------------------------------------------------------------------------
                            Countrywide Home Loans
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer
==============================================================================

                           CITIGROUP [LOGO OMITTED]

                                April 14, 2005




The information herein has been provided solely by Citigr oup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the informatio n herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cauti oned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results a nd there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positi ons in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein . Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis wi th respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723 -6325.
===============================================================================

CWALT 2005-22T1


===============================================================================
                                   Structure
===============================================================================
Class           Size ($)*               Type         Class Type   Rating (TBD)

 A1           [216,000,000]            Floater         Senior        [AAA]
 A-2    [216,000,000] (Notional)   Inverse Floater     Senior        [AAA]
 A-3           [9,000,000]              Fixed          Senior        [AAA]
 A-4          [25,000,000]              Fixed          Senior        [AAA]
===============================================================================

*The sizes of the Certificates are subject to change based on the final pool as of the Settlement Date and additional rating agency analysis.



This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Globa l Markets Inc. Financial
Advisor immediately.                                                          2